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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 August 2, 1999

                         Commission File Number: 0-9969

                            Century Industries, Inc.
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             (Exact name of Registrant as specified in its charter)

       District of Columbia                              54-1666769
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 (State or other jurisdiction of              (I.R.S. Employer
  incorporation of organization)             Identification No.)

       45034 Underwood Lane
          Sterling, Va.                                      20166
        (Mail) P.O. Box 319
          Sterling, Va.                                    20167
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  (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (703) 471-7606.

Securities registered pursuant to Section 12 (b) of the Act and Securities registered pursuant to Section 12 (g) of the Act:

Common Stock, par value $.001 per share

                                             Name of each exchange on
      Title of each class                        which registered
      -------------------                    ------------------------
      Class A Common Voting Stock            NASDAQ Bulletin Board
      Class A Common Voting Stock            Philadelphia Stock Exchange
      Class B Common Voting Stock                  "          "       "

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 of 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                              (1) Yes  X      No
                                     -----      -----
                              (2) Yes  X      No
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ITEM 5. Other Events

     (a) On July 26, 1999 Registrant, Century Industries, Inc. (D.C.) entered into and concluded a Purchase Agreement whereby Advantage Holdings, Inc. purchased Scibal Associates from the Registrant for $1,800,000 and the forgiveness of certain inter-company debts owed to Scibal, and the return of approximately 760,000 Century Class A shares, warrants to purchase 50,000 Class A shares, and warrants to purchase 727,273 Class B shares. The Agreement reached on July 26, 1999 provides for a cash payment at closing to registrant in the amount of $600,000, and then provides for two cash payments of $200,000 on March 31, 2000, and July 31, 2000 respectively, and for three cash payments of $250,000 each on January 31, 2001, July 31, 2001, and January 31, 2002. All of the aforesaid payments carry interest at the annual rate of 3%.

     To secure the transaction, Advantage Holdings, Inc. signed a promissory note secured by a Stock Pledge Agreement whereby 100% of the stock of Scibal Associates purchased from the Registrant by Advantage Holdings was pledged as security for the transaction, and further Advantage Holdings signed a Guaranty Agreement of Payment and Performance. It was agreed that the law applicable to this transaction should be the law of the District of Columbia.

     The assets transferred to Advantage Holdings consisted of 100% of the outstanding shares of Scibal Associates, exchanged by the Registrant for the agreed upon payments of $600,000 in cash and term payments as described above totaling $1,200,000, in addition to the return of approximately 760,000 Class A shares of Century, warrants to purchase 50,000 Class A shares, and warrants to purchase 727,273 Class B shares, all warrants and shares rendered to registrant. it should be noted that the warrants and shares of both Class A and B of the Registrant were rendered to David A. Scibal upon the Registrant's purchase of Scibal Associates, and were rendered back to the Registrant by Mr. Scibal, who will assume a control relationship with Advantage Holdings, as part of the consideration for this transaction.

     Thus, the total consideration received by Registrant was $600,000 in cash, $1,200,000 in periodic payments covered by the aforedescribed promissory note and guaranty, and the return of 760,000 Class A shares of Registrant, warrants for the purchase of 50,000 Class A shares, and warrants to purchase 727,273 class b shares, as well as the forgiveness of certain inter-company debt for a total dollar consideration of approximately $4,500,000 if the returned shares of Registrant were valued at the prices struck at the time of the Registrant's purchase of Scibal Associates three years ago, and $2,308,000 if the returned Century shares and warrants are valued at the closing market prices on July 26, 1999.

     The amount of such consideration was arrived at through negotiations between the parties, and Scibal Associates was sold thereby to Advantage Holdings, Inc., a corporate entity directed by David A. Scibal who was a Board Member and Chairman of Registrant from 1997 to 1998.

     (b) None of the assets disposed of constituted plant and equipment or other physical property.

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                                   SIGNATURES

     In accordance with the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

August 2, 1999

                       Century Industries, Inc.




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                       Ted L. Schwartzbeck, President


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